UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> June 04, 2015 .

Meeting Information

MARKETAXESS HOLDINGS INC. Meeting Type: Annual <mtgtype> Meeting

For holders as of: April <recdate> 07, 2015 B

Date: June 04, 2015 Time: 10:00 <mtgtime> AM EDT A Location: Waldorf Astoria New York Hotel R

301 Park Avenue C New York, NY 10022 O

D E

You are receiving this communication because you hold MARKETAXESS HOLDINGS INC. shares in the above named company.

299 PARK AVENUE NEW YORK, NY 10171

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are

15 12 1 available to you on the Internet. You may view the proxy

Investor Address Line 2

Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a 51160 Investor Address Line 4 paper copy (see reverse side).

0 .

. 0 Investor Address Line 5 2

. R1 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting.

1	ANY CITY, ON A1A 1A1

_ See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

by the arrow ? (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2015 to facilitate timely delivery.

How To Vote

51160 Please Choose One of the Following Voting Methods

0 . 0 .

. R1 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000246132 marked by the arrow ? available and follow the instructions.

Internal Use

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1a. Richard M. McVey

1b. Steven L. Begleiter

1c. Stephen P. Casper

1d. Jane Chwick

1e. William F. Cruger

1f. David G. Gomach

1g. Carlos M. Hernandez

1h. Ronald M. Hersch

1i. John Steinhardt

1j. James J. Sullivan

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.

3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2015 Proxy Statement.

NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR PROPOSALS 2 AND 3, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES NEED BE CHECKED.

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THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345

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